DELAWARE VIP TRUST

Delaware VIP Emerging Markets Series

Supplement to the Series' Standard Class Prospectus
dated April 29, 2005

Effective at the close of business on August 25, 2005, the Series will no longer be offered (1) under new participation agreements to insurance companies that seek to include the Series in their products; or (2) under existing participation agreements for use with new insurance products. Contractholders of existing insurance companies that offer the Series will be able to continue to make purchases of shares, including purchases through reinvestment of dividends or capital gains distributions, and exchanges, regardless of whether they own, or have owned in the past, shares of the Series. The Series reserves the right to modify this policy at any time.

This supplement is dated August 18, 2005.

DELAWARE VIP TRUST

Delaware VIP Emerging Markets Series

Supplement to the Series' Service Class Prospectus
dated April 29, 2005

Effective at the close of business on August 25, 2005, the Series will no longer be offered (1) under new participation agreements to insurance companies that seek to include the Series in their products; or (2) under existing participation agreements for use with new insurance products. Contractholders of existing insurance companies that offer the Series will be able to continue to make purchases of shares, including purchases through reinvestment of dividends or capital gains distributions, and exchanges, regardless of whether they own, or have owned in the past, shares of the Series. The 12b-1 fee for Service shares of the Series will be capped at 0.25% for the duration of the limited offering described above. The Series reserves the right to modify this policy at any time.

The following chart replaces the information for annual fund operating expenses of Service shares in the Series' Prospectus titled "What are the Series' fees and expenses?":

What are the Series' fees and expenses? 1

Sales charges are fees paid directly from your investments when you buy or sell shares of the Service Class.	Maximum sales charge (load) imposed on purchases as a percentage of offering price	none
	Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none
	Maximum sales charge (load) imposed on reinvested dividends	none
	Redemption fees	none
	Exchange fees	none

Annual Series operating expenses are deducted from the Series' assets.	Management fees	1.25%
	Distribution and service (12b-1) fees	0.30%
	Other expenses	0.38%
	Total operating expenses	1.93%
	Fee waivers and payments[2]	(0.18%)
	Net expenses	1.75%

This example is intended to help you compare the cost of investing in the Series to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Series expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.[4] This is an example only, and does not represent future expenses, which may be greater or less than those shown here.	1 year	$178
	3 years	$589
	5 years	$1,025
	10 years	$2,239

  These tables and example do not include any fees or sales charges imposed by the variable insurance contract for which the Series is an investment option. If they were included, your cost would be higher. Investors should consult the contract prospectus or disclosure document for more information.
  Service Class shares subject to a 12b-1 fee of 0.30% of average daily net assets. The Series' distributor has contracted to waive the 12b-1 fees to no more than 0.25% of average daily net assets until the Fund is offered under new participation agreements or under new contracts with existing insurance companies (other than the update and modification of existing contracts in the normal course of business that may require registration or re-registration under state insurance laws as a new insurance contract, provided the new insurance contract effectively replaces the current insurance contract).
  The investment manager has contracted to waive fees and pay expenses through April 30, 2006 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 1.50% of average daily net assets.
  The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the new operating expenses with expense waivers for the one-year contractual period and total operating expenses without expense waivers for years two through ten.

This supplement is dated August 18, 2005.